Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C.

Section 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2003

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Unity Bancorp, Inc.(the “Company”), certifies that:

(1)                                  the Quarterly Report on Form 10-Q/A (Amendment No. 1) of the Company for the quarterly period ended September 30, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d));and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 18, 2003	/s/ David D. Dallas
David D. Dallas
Chairman of the Board of Directors and Chief Executive Officer

Dated: December 18, 2003	/s/ James A. Hughes
James A. Hughes
Chief Financial Officer

This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose

NWK3: 788624.03